Prudential World Funds

PGIM Emerging Market Debt Hard Currency Fund

PGIM Emerging Market Debt Local Currency Fund

(collectively referred to as the "Funds")

Supplement dated September 14, 2021 to each Fund's Currently Effective Summary Prospectus,

Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

With respect to PGIM Emerging Market Debt Hard Currency Fund, Todd Petersen, Johnny Mak, and Aayush Sonthalia, CFA are added as portfolio managers to the Fund effective September 30, 2021.

With respect to PGIM Emerging Market Debt Local Currency Fund, Pradeep Kumar, PhD, CFA is added as a portfolio manager to the Fund effective September 30, 2021.

Effective September 30, 2021, each Fund's Summary Prospectus and Prospectus is revised as follows:

1.The table in the section of the applicable Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following:

PGIM Emerging Market Debt Hard Currency Fund:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Todd Petersen	Principal and	September
LLC	Income		Portfolio Manager	2021

		Johnny Mak	Principal and	September
			Portfolio Manager	2021

		Aayush Sonthalia,	Principal and	September
		CFA	Portfolio Manager	2021

PGIM Emerging Market Debt Local Currency Fund:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Pradeep	Principal and	September
LLC	Income	Kumar,PhD, CFA	Portfolio Manager	2021

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2.The section of the applicable Prospectus entitled "How the Funds are Managed – Portfolio Managers" is revised by adding the following:

PGIM Emerging Market Debt Hard Currency Fund:

Todd Petersen is a Principal and portfolio manager for PGIM Fixed Income's Emerging Markets Debt Team. Mr. Petersen is responsible for USD sovereign and local emerging market debt in the Africa and Middle East regions. Prior to assuming this position, he was an Associate for emerging market debt portfolios in the Portfolio Analysis Group and was responsible for risk analysis and performance attribution. Previously he was an analyst for high yield debt portfolios in the Portfolio Analysis Group. Mr. Petersen joined the Firm in 2002. He received a BS in both Economics and Information Systems Management from The College of New Jersey, and an MBA from New York University.

Johnny Mak is a Principal and portfolio manager for PGIM Fixed Income's Emerging Markets Debt team. Mr. Mak is the regional portfolio manager for Non-Japan Asia, responsible for the analysis and management of hard and local currency emerging markets debt. Mr. Mak is also portfolio manager for the emerging markets sleeves of multi-sector and insurance portfolios. Previously, Mr. Mak was an analyst for the Portfolio Analysis Group for emerging markets and non-dollar fixed income portfolios, focused on formulating trade strategies, risk analysis, and performance attribution. Mr. Mak joined the Firm in 1997. He received a BS in Finance with a focus on Asian Studies and International Business from Seton Hall University.

Aayush V. Sonthalia, CFA, is a Principal and portfolio manager for PGIM Fixed Income's Emerging Markets Debt Team. Previously, he was an Asian corporate bond credit analyst for the Credit Research Group. Prior to joining the Firm in 2012, he was a Portfolio Manager at BlackRock, Inc. Previously, Mr. Sonthalia held positions as trader, research analyst and portfolio manager with R3 Capital and Lehman Brothers. Mr. Sonthalia began his career with Morgan Stanley as an equity research analyst. He received a Bachelor of Engineering from the University of Mumbai and an MBA from the Indian Institute of Management, Ahmedabad. He holds the Chartered Financial Analyst (CFA) designation.

PGIM Emerging Market Debt Local Currency Fund:

Pradeep Kumar, PhD, CFA, is a Principal and Portfolio Manager for PGIM Fixed Income's Emerging Markets Debt Team. Mr. Kumar is responsible for developing EM local markets strategy. Prior to joining the Firm in 2019, Mr. Kumar was a Portfolio Manager and Co-Head of Emerging Markets at Ontario Teachers' Pension Plan (OTPP) in Toronto. At OTPP he managed local market portfolios across emerging markets, which included a GBIEM index portfolio and an Absolute Return portfolio. Prior to OTPP, Mr. Kumar spent 13 years as a Portfolio Manager in the hedge fund industry. From 2005 through 2017 he was employed at several firms including Balyasny Asset Management, Woodbine Capital Advisors and Drake Management. During his time working in the hedge fund industry, he managed a fundamentally driven, discretionally global, macro portfolio with a focus on emerging markets. Prior to his experience in investment management, Mr. Kumar was a director in the emerging markets fixed income quantitative group at Citigroup. He joined Citigroup in 1997 as a research analyst in emerging markets where he worked on currency and interest rates models and developed quantitative trading strategies. He received a PhD in Economics from University of Alabama and holds the Chartered Financial Analyst (CFA) designation.

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